SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
In July 2022, Frontline and Euronav announced that the companies have signed a definitive combination agreement for a stock-for-stock combination (the "Combination") which was unanimously approved by all the members of Frontline’s Board of Directors and by all members of Euronav’s Supervisory Board. The agreement memorializes the principal aspects of the previously announced term sheet that was signed on April 7, 2022. The proposed Combination is structured as a voluntary conditional exchange offer (the “Tender Offer”) by Frontline for all outstanding shares of Euronav at an exchange ratio of 1.45 Frontline-shares for every 1.0 Euronav-share, possibly followed by a (simplified) squeeze out, with the aim to then propose a merger of Euronav into Frontline to Frontline’s and Euronav’s shareholders as soon as possible thereafter (the “Merger”). On the terms and subject to the conditions set forth in the Combination Agreement, Frontline will relocate from Bermuda to Cyprus by way of Frontline being discontinued out of Bermuda and continuing its existence in Cyprus as a Cyprus public limited liability company (the "Redomiciliation"). The Redomiciliation, Tender Offer and Merger are subject to the receipt of required regulatory approval, sufficient shareholder approvals and other customary conditions.

In August 2022, the Company issued 19,091,910 shares to Hemen in full settlement of the share lending arrangements in connection with the privately negotiated share exchange transactions with Euronav shareholders. Following the issuance, Frontline Ltd. has a total of 222,622,889 shares issued and outstanding.

In August 2022, the Company took delivery of the VLCC newbuilding, Front Tana, from HHI and drew down $65.0 million under its senior secured term loan facility of up to $65.0 million with ING Bank to partially finance the delivery.